                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  Form 8-K

                               CURRENT REPORT


                      Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

                     Date of Report: September 15, 1999



               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
            ----------------------------------------------------
                (Originator of the Trust referred to herein)
         (Exact name of the registrant as specified in its charter)



                  CHASE MANHATTAN AUTO OWNER TRUST 1996-C
            ----------------------------------------------------
                                  (Issuer)


         Delaware                      333-7575              13-2633612
- ----------------------------    ------------------------    -------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer


             802 Delaware Avenue, Wilmington, Delaware           19801
             -----------------------------------------         ----------
             (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5033



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Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 1996-C is the issuer of 4 classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of December 1, 1996, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Auto Owner Trust 1996-C, as issuer.

         On September 15, 1999, Chase USA, as servicer, distributed monthly interest to the holders of the cotes and certificates. Chase USA furnished a copy of the monthly statement tp certificateholders for the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.



Item 7(c).        Exhibits


                  Exhibits          Description
                  --------          -----------

                    20.1 Monthly statement to certificateholder with respect to the September 15, 1999 distribution.




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                                 SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 30, 1999

                                        By: THE CHASE MANHATTAN BANK,
                                        USA, NATIONAL ASSOCIATION



                                        By: /s/ Patricia Garvey
                                        ----------------------------
                                        Name:  Patricia Garvey
                                        Title: Vice President

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                                        INDEX TO EXHIBITS
                                        -----------------



Exhibit No.                             Description
- -----------                             -----------

20.1 Statement to Certificateholders dated 9/15/1999 delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of December 1, 1996.